UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

614 McKinley Place NE Minneapolis, MN 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TECH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Bio-Techne Corporation has expanded the size of the Board of Directors from eight to nine members and elected Dr. Rupert Vessey to the company’s Board of Directors as an independent director.

Rupert Vessey, MA, BM BCh, FRCP, DPhil is currently the President of Global Research and Early Development at Celgene, and is anticipated to hold that position at Bristol-Myers Squibb once its acquisition of Celgene is final. Before joining Celgene, Dr. Vessey held various research and development senior management positions at Merck. Dr. Vessey holds an MA in physiological sciences and a BM BCh in clinical medicine from Oxford University where he completed his DPhil at the Institute for Molecular Medicine, Oxford along with additional clinical training at various hospitals in the UK. He is a member of the Royal College of Physicians of London UK.

There are no arrangements or understandings between Dr. Vessey and any other persons pursuant to which he was selected as a director.  Additionally, there are no transactions involving the Company and Dr. Vessey that Bio-Techne would be required to report pursuant to Item 404(a) of Regulation S-K. Dr. Vessey will be entitled to receive compensation for his Board service in accordance with the company’s standard compensation arrangements for non-employee directors, which are described under the caption “Director Compensation” in the company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 11, 2018, pro-rated for a partial year of service in accordance with company policy.

Item 8.01 Other Events

A copy of the press release issued by Bio-Techne Corporation on June 25, 2019, announcing Dr. Vessey’s election is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated June 25, 2019, announcing election of Dr. Vessey as a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNE CORPORATION

Date: June 25, 2019	By:	/s/ Brenda S. Furlow
Brenda S. Furlow
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 25, 2019, announcing election of Dr. Vessey as a director.